UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

PERRIGO COMPANY PLC

PERRIGO FINANCE PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes due 2021, Senior Notes due 2024 and Senior Notes due 2044

Overview

On December 2, 2014, Perrigo Finance plc (the “Issuer”), a public limited company incorporated under the laws of Ireland and a finance subsidiary of Perrigo Company plc (the “Company”), announced the closing of the issuance of $1.6 billion of Senior Notes consisting of $500 million aggregate principal amount of 3.50% Senior Notes due 2021 (the “2021 Notes”), $700 million aggregate principal amount of 3.90% Senior Notes due 2024 (the “2024 Notes”) and $400 million aggregate principal amount of 4.90% Senior Notes due 2044 (the “2044 Notes” and, together with the 2021 Notes and the 2024 Notes, the “Notes”), pursuant to a supplemental indenture, dated as of December 2, 2014, between the Issuer, the Company, as the parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “First Supplemental Indenture”), to an indenture, dated as of December 2, 2014, between the Issuer, the Company and Wells Fargo Bank, National Association, as trustee (the “Base Indenture,” and together with the First Supplemental Indenture, the “Indenture”).

The Issuer will pay interest on the 2021 Notes at 3.50% per annum, on the 2024 Notes at 3.90% per annum and on the 2044 Notes at 4.90% per annum, semiannually commencing on June 15, 2015.

Notes and the Indenture

Special Mandatory Redemption

The Company intends to use the net proceeds of the offering, together with the proceeds of the Company’s offering of ordinary shares, which closed on November 26, 2014, and other financing sources, to fund the cash consideration for its proposed acquisition (the “Acquisition”) of Omega Pharma Invest NV (“Omega”) and to repay or refinance certain indebtedness of the Company and/or Omega. If the Acquisition is not consummated for any reason, then the net proceeds of the offering will be used to redeem the Notes at a redemption price of 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date.

Guarantee

The Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by the Company. The Notes will not be guaranteed by any of the Company’s subsidiaries.

Optional Redemption

The Issuer may redeem the Notes of any series, in whole or in part, at any time or from time to time at the applicable make-whole premium redemption price.

Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), unless the Issuer has exercised the option to redeem the Notes, the Issuer will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and additional interest, if any, on the applicable Notes repurchased to, but not including, the date of repurchase.

Covenants

The Indenture contains covenants, including a limitation that restricts the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or would require the principal and accrued interest on the affected series of Notes to become due and payable immediately without any declaration.

The foregoing summary is qualified in its entirety by reference to the Base Indenture and First Supplemental Indenture. The Base Indenture is filed herewith as Exhibit 4.1 and the First Supplemental Indenture, including a form of the Notes attached thereto, is filed herewith as Exhibit 4.2. Certain legal opinions related to the Notes are attached hereto as Exhibits 5.1 and 5.2 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On December 2, 2014, the Company issued a press release announcing the closing of the Notes offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Base Indenture dated as of December 2, 2014, between the Issuer, the Company and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2	First Supplemental Indenture dated as of December 2, 2014, between the Issuer, the Company and Wells Fargo Bank, National Association, as trustee.

Exhibit 5.1	Opinion of A&L Goodbody.

Exhibit 5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

Exhibit 23.1	Consent of A&L Goodbody (included in Exhibit 5.1).

Exhibit 23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).

Exhibit 99.1	Press Release issued by Perrigo Company plc, dated December 2, 2014.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes certain “forward looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of the Company, its expectations and its future financial condition and performance. Statements that are not historical facts, including statements about the Company’s managements’ beliefs and expectations, are forward looking statements. Words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology are intended to identify forward looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the Company’s current expectations depending upon a number of factors affecting the Company’s business. These factors include, among others, the inherent uncertainty associated with financial projections; successful completion of the transactions contemplated herein; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for the Company’s products; changes in tax laws or interpretations that could increase the Company’s tax liabilities; and such other risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended June 28, 2014, in the subsequent filings with the SEC and in other investor communications of the Company from time to time. The forward-looking statements in this document are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2014

PERRIGO COMPANY PLC (Registrant)

By:	/s/ Judy L. Brown
Judy L. Brown Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

PERRIGO FINANCE PLC (Registrant)

By:	/s/ Todd W. Kingma
Todd W. Kingma Secretary (Principal Officer)

Exhibit Index

Exhibit 4.1	Base Indenture dated as of December 2, 2014, between the Issuer, the Company and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2	First Supplemental Indenture dated as of December 2, 2014, between the Issuer, the Company and Wells Fargo Bank, National Association, as trustee.

Exhibit 5.1	Opinion of A&L Goodbody.

Exhibit 5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

Exhibit 23.1	Consent of A&L Goodbody (included in Exhibit 5.1).

Exhibit 23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).

Exhibit 99.1	Press Release issued by Perrigo Company plc, dated December 2, 2014.